T. Rowe Price Africa & Middle East Fund

Supplement to Summary Prospectus

The table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Christopher D. Alderson	Chairman of Investment Advisory Committee	2011	1988

The date of this supplement is July 5, 2011.

F168-041-S    7/5/11